Exhibit 99.1

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK
	x	Chapter 11 Case No. 09-50026 (REG) (Jointly Administered)
:
In re	:
:
MOTORS LIQUIDATION COMPANY, et al.,	:
f/k/a General Motors Corp., et al.	:
:
Debtors.	:
:
x

ORDER AUTHORIZING THE GUC TRUST ADMINISTRATOR TO LIQUIDATE

NEW GM SECURITIES FOR THE PURPOSE OF FUNDING FEES, COSTS AND

EXPENSES OF THE GUC TRUST AND THE AVOIDANCE ACTION TRUST

Upon the motion, dated January 20, 2012 (the “Motion”)1 of Wilmington Trust Company, in its capacity as trust administrator and trustee (in such capacity, the “GUC Trust Administrator”) of the Motors Liquidation Company GUC Trust (the “GUC Trust”), as established under the Debtors’ Second Amended Joint Chapter 11 Plan dated as of March 18, 2011 (Docket No. 9836) (as confirmed, the “Plan”) of the above-captioned post-effective date debtors (the “Debtors”) seeking entry of an Order pursuant to sections 1142 and 105(a) of title 11 of the United States Code (the “Bankruptcy Code”), Rule 6004(h) of the Federal Rules of Bankruptcy Procedure, and the GUC Trust Agreement, approving the GUC Trust’s sale of New GM Securities to fund accrued and expected fees, costs and expenses of the GUC Trust and the Avoidance Action Trust; and any objections to the Motion having been settled, resolved, withdrawn or overruled; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors’ creditors and estates; and it further appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon, and good and sufficient cause appearing therefor:

[1]	Capitalized terms not defined herein shall have the meanings ascribed to them in the Motion.

IT IS HEREBY ORDERED THAT:

ORDERED, that the relief requested in the Motion, as modified pursuant to the reply filed by the GUC Trust Administrator in support of the Motion and the record of the hearing held on February 28, 2012 in respect of the Motion, is granted in the manner and to the extent, set forth below its entirety; and it is further

ORDERED, that, pursuant to Sections 6.1(b) and (d) of the GUC Trust Agreement, the GUC Trust Administrator is authorized to liquidate New GM Common Stock and New GM Warrants from the Reserved Securities, the cash proceeds of which (net of any applicable costs, fees, expenses and taxes payable in respect thereof) shall approximate $17,866,537, to satisfy GUC Trust administrative fees, costs and expenses incurred in 2011 and estimated for 2012, all as set forth in the Revised GUC Trust Budget (the “2012 GUC Trust Administrative Liquidation”); and it is further

ORDERED, that, pursuant to Section 6.1(c) of the GUC Trust Agreement, the GUC Trust Administrator is authorized to liquidate New GM Common Stock and New GM Warrants from the Reserved Securities, the cash proceeds of which (net of any applicable costs, fees, expenses and taxes payable in respect thereof) shall approximate $8,648,781, to satisfy the Reporting and Transfer Costs incurred in 2011 and which could arise in connection with attempting to obtain and/or complying with the No-Action Relief in 2012, all as set forth in the Revised GUC Trust Budget (the “2012 GUC Trust Reporting Liquidation,” and together with the 2012 GUC Trust Administrative Liquidation, the “2012 GUC Trust Liquidation”); and it is further

ORDERED, that the GUC Trust Administrator is authorized, but not required, to liquidate New GM Common Stock and New GM Warrants, the cash proceeds of which (net of any applicable costs, fees, expenses and taxes payable in respect thereof) shall approximate $13,714,000, to satisfy Avoidance Action Trust fees, costs and expenses estimated for 2012, 2013 and 2014, all as reflected in the Revised Avoidance Action Trust Budget (the “Avoidance Action Shares Liquidation”); and it is further

ORDERED, that, following the Avoidance Action Shares Liquidation, if any, the GUC Trust Administrator is authorized, but not required, to transfer the cash proceeds of the Avoidance Action Shares Liquidation, net of any applicable costs, fees, expenses and taxes payable in respect thereof, to the Avoidance Action Trust free and clear of any liens, claims and encumbrances (other than a remainder interest held by the holders of Allowed General Unsecured Claims) (the “Avoidance Action Cash Transfer”); provided, however, that the GUC Trust Administrator will not transfer any cash or New GM Securities to the Avoidance Action Trust until the Internal Revenue Service confirms in writing that such transfers will not affect its prior rulings regarding the tax characterization of (i) the 2009 section 363 sale by MLC and MLC’s subsequent liquidation and (ii) the GUC Trust as a “disputed ownership fund” within the meaning of Treasury Regulation section 1.468B-9; and it is further

ORDERED, that, notwithstanding anything to the contrary in the GUC Trust Agreement, the New GM Securities that are subject to the Avoidance Action Shares Liquidation shall be treated being “reserved” and liquidated, pursuant to Section 6.1(b) of the GUC Trust Agreement for any distribution calculation required to be performed under the GUC Trust Agreement; and it is further

ORDERED, that, notwithstanding anything to the contrary in the GUC Trust Agreement, the Avoidance Action Cash Transfer, if delivered in the form of a loan or other investment, shall be deemed a “Permissible Investment” by the GUC Trust, as that term is defined in the GUC Trust Agreement, for all purposes under the GUC Trust Agreement; and it is further

ORDERED, that, for fees, costs and expenses incurred in the calendar year 2012, as set forth in Exhibit 1 to this Order, (i) the GUC Trust Administrator shall be prohibited from providing compensation to its Trust Professionals in excess of the aggregate amount set forth in the Revised GUC Trust Budget (the “GUC Trust Fee Cap”), provided that the GUC Trust Fee Cap shall be measured in the aggregate, and each individual Trust Professional shall not be prohibited from receiving compensation in the event that such Trust Professional exceeds its individual line item contained in the Revised GUC Trust Budget, so long as (A) the GUC Trust has remaining availability under the GUC Trust Fee Cap, and (B) the GUC Trust Administrator (in consultation with the GUC Trust Monitor) has approved such compensation in its sole discretion as reasonable given the results achieved by such exceedance of the individual line item; and (ii) the Avoidance Action Trust Administrator shall be prohibited from providing compensation to its Trust Professionals in excess of the aggregate amount set forth in the Revised Avoidance Action Trust Budget (the “Avoidance Action Trust Fee Cap”), provided that the Avoidance Action Trust Fee Cap shall be measured in the aggregate, and each individual Trust Professional shall not be prohibited from receiving compensation in the event that such Trust Professional exceeds its individual line item contained in the Revised Avoidance Action Trust Budget, so long as (A) the Avoidance Action Trust has remaining availability under the Avoidance Action Trust Fee Cap, and (B) the Avoidance Action Trust Administrator (in consultation with the Avoidance Action Trust Monitor) has approved such compensation in its sole discretion as reasonable given the results achieved by such exceedance of the individual line item; and it is further

ORDERED, that the GUC Trust Administrator and the Avoidance Action Trust Administrator shall be prohibited from seeking authority from the Court to liquidate any New GM Securities, other than the 2012 GUC Trust Liquidation and the Avoidance Action Shares Liquidation, for the purposes of satisfying any fees, costs and expenses incurred by the GUC Trust or the Avoidance Action Trust during the calendar year 2012; and it is further

ORDERED, that nothing herein shall be deemed to prohibit the GUC Trust Administrator or the Avoidance Action Trust Administrator from seeking additional Court authority to liquidate New GM Securities to fund fees, costs or expenses of the GUC Trust or the Avoidance Action Trust incurred or anticipated for the calendar years 2013 or 2014 (a “2013/2014 Motion”); provided, however, that in advance of filing any 2013/2014 Motion, the GUC Trust Administrator and/or the Avoidance Action Trust Administrator, as applicable, shall seek consultation with representatives of (i) the State of New York, (ii) the certain holders of notes issued by General Motors Nova Scotia Finance Company who filed an objection to the Motion; and (iii) Green Hunt Wedlake, Inc., in its capacity as trustee for General Motors Nova Scotia Finance Company (collectively, the “Notice Parties”); and it is further

ORDERED, that, beginning with the fiscal quarter ended March 31, 2012, the GUC Trust Administrator shall attach to the corresponding GUC Trust Reports (as defined in the GUC Trust Agreement) a copy of the quarterly variance report as described in the third sentence of section 6.4 of the GUC Trust Agreement; and it is further

ORDERED, that, beginning with the calendar year 2013, the GUC Trust Administrator shall provide a copy of the Budget (as defined in section 6.4 of the GUC Trust Agreement) to the Notice Parties and to any holder of General Unsecured Claims (as defined in the Plan) that requests such Budget in writing to the GUC Trust Administrator, with such delivery of the Budget to occur no earlier than the time that such Budget is provided to the DIP Lenders pursuant to Section 6.4 of the GUC Trust Agreement; and it is further

ORDERED, that, when liquidating the New GM Securities pursuant to this Order, the GUC Trust Administrator shall comply with the procedures set forth in the GUC Trust Agreement (solely with respect to the liquidation of the Reserved Securities) and shall be entitled to all protections, immunities and indemnities applicable to the GUC Trust Administrator therein; and it is further

ORDERED, that the terms of this Order shall supersede any inconsistent or contrary provisions contained in the GUC Trust Agreement or the Avoidance Action Trust Agreement; and it is further

ORDERED, that, notwithstanding the possible applicability of Bankruptcy Rule 6004(h), this Order shall be effective immediately upon entry; and it is further

ORDERED, that this Court shall retain jurisdiction of all matters and disputes arising in connection with or related to the interpretation or implementation of this Order, any liquidation of New GM Securities in connection herewith, the GUC Trust Agreement or the Avoidance Action Trust Agreement.

Dated:	March 8, 2012
New York, New York

s/ Robert E. Gerber
UNITED STATES BANKRUPTCY JUDGE

Exhibit 1

Declaration of David A.Vanaskey Jr.

Exhibit B (page 1 of 5)

MLC GUC Trust 2011 and 2012 Expected Cost Analysis

Analysis in support of request to liquidate shares

($ in thousands)

	2011 (Mar 1 - Dec 31)				2012 Full Year
	Estimated 2011 Expense	Initial Budget	Unfav Variance to be funded	Fav Variance due to timing (carried to 2012)	Estimated 2012 Expense	Initial Budget	plus: Fav Variance from 2011 to be carried over to 2012	Original Budget plus: 2011 carry over	Unfav Variance to be funded

1 Trust Monitor (FTI Consulting)	579.0	625.0		46.0	1,648.5	360.0	46.0	406.0	1,242.5
2 Trust Administrator (Wilmington Trust)	945.0	1,184.9		239.9	2,520.0	1,146.0	239.9	1,386.0	1,134.0

Financial Reporting & Claims Resolution (AlixPartners)	8,755.8	7,359.0	1,396.9		7,918.2	2,245.2	0.0	2,245.2	5,673.0
Lead Counsel[1]	5,878.1	4,500.0	1,378.1		7,020.0	3,600.0	0.0	3,600.0	3,420.0
ADR Legal Counsel Fees & Expenses[2]	1,406.2	5,762.2		4,356.0	9,566.6	5,210.6	4,356.0	9,566.6	0.0
Nova Scotia Litigation[3]	1,286.5	1,900.0		613.5	3,400.0	100.0	613.5	713.5	2,686.5
Canadian Counsel (Stewart McKelvey)	14.7	125.0		110.3	160.3	50.0	110.3	160.3	0.0
Garden City Group	915.8	770.0	145.8		500.0	300.0	0.0	300.0	200.0
Trust Counsel (Gibson Dunn)	800.8	265.1	535.7		300.0	246.0	0.0	246.0	54.0

3 Trust Professionals	19,057.9	20,681.2	3,456.5	5,079.8	28,865.1	11,751.8	5,079.8	16,831.6	12,033.5

Accounting & Tax Advisors[4]	127.2	250.0		122.8	622.8	500.0	122.8	622.8	0.0
Rent and Facilities[5]	154.6	178.0		23.4	201.4	178.0	23.4	201.4	0.0
Insurance Expense	125.0	125.0	0.0		125.0	125.0	0.0	125.0	0.0

4 Other Costs	406.8	553.0	0.0	146.2	949.2	803.0	146.2	949.2	0.0

5 Reserve for Tax on DIP Loan	0.0	0.0	0.0		6,000.0	6,000.0	0.0	6,000.0	0.0

Total	20,988.6	23,044.2	3,456.5	5,512.0	39,982.8	20,060.8	5,512.0	25,572.8	14,410.0

6 Total 2011 and 2012 estimated fees and expenses									60,971.5

7 Amount funded by Initial Budget									(43,105.0)

8 Total GUC Trust fees and expenses to be funded with proceeds from the sale of New GM securities									17,866.5

[1]	Lead Counsel expenses include fees paid to and estimated for the following professionals:

Weil

Dickstein

[2]	ADR Legal Counsel Fees & Expenses include fees paid to and estimated for the following vendors and professionals:

Bernard, Cassisa, Elliott & David

Borden Ladner Gervais LLP

Bowman & Brook LLP

Butler Snow

Carddock Davis & Krause LLP

D. McMurtry & Associates LLC

Dykema

Eckert Seamans Chernin & Mellot LLC

Eldridge Cooper Steichen & Leach PLLC

Epiq

Hanson Bolkcom Group Ltd

Hartline Davus Barger Dreyer

Honigman Miller Schwartz Cohn LLP

Jenner & Block LLP

King & Spalding LLP

Lathrop & Gage

McKenna, Long & Aldridge

O’Hagan Spencer LLP

Prichard, Hawkins, McFarland & Young LLP

Richard Layton & Finger

Remberger, Kirk & Caldwell, P.A.

Sedgwick, Detert, Morgan & Arnold LLP

Tansey, Tracy & Convery

The Rose Law Firm LLC

Thorn Gershon Tymann

Turner, Reid, Duncan, Loomer & Patton, P.C.

Zausmer, Kaufman, August, Caldwell, & Taylor, P.C.

[3]	Nova Scotia Litigation expenses include fees paid to and estimated for the following professionals:

Butzel Long

Jenner & Block

Dickstein Shapiro

[4]	Accounting and Tax Advisor expenses include fees paid to and estimated for the following professionals:

Wilmington Trust (Investment Management Fee)

Plante Moran (External Auditor)

Rick Zablocki (Tax Advisor)

[5]	Rent and Facilities expenses include fees paid to and estimated for the following professionals:

Wilmington Trust (Custody Fee)

Computershare

US Trustee Fee

[6]	Fees and expenses to be paid from the proceeds of the stock sale will not be restricted by line items so that a surplus in one line item can be used to fund budget overages in another line item.

Declaration of David A.Vanaskey Jr.

Exhibit B (page 4 of 5)

MLC GUC Trust Reporting & Transfer 2011 and 2012 Expected Cost Analysis

Analysis in support of request to liquidate shares

($ in thousands)

	Estimated 2011 Expense Mar 1 - Dec 31	Estimated 2012 Expense

1 Trust Monitor (FTI Consulting)	0.0	787.5
2 Trust Administrator (Wilmington Trust)	0.0	2,152.5

AlixPartners	1,942.1	816.3
Gibson Dunn	1,328.1	500.0
Watkins Meegan	20.6	279.4
Plante Moran	200.0	100.0
Crowell Moring	350.0	250.0
Kramer Levin	808.7	300.0

3 Trust Professionals	4,649.5	2,245.7

Insurance	535.0	13.0
Bowne Printing	30.0	30.0
Legal Reserve Fund	0.0	2,000.0
Other Reporting/Compliance Contingency[1]	0.0	1,354.7

4 Other Costs and Reserves	565.0	3,397.7

5 Funding for Avoidance Action Reporting Costs	500.0	0.0

Total	5,714.5	8,583.4

6 Total 2011 and 2012 estimated fees and expenses		14,298.0

7 Amount to be funded by Initial Budget		(5,649.3)

8 Total GUC Trust Reporting & Transfer fees and expenses to be funded with proceeds from the sale of New GM securities		8,648.7

[1]

Other Reporting/Compliance Contingency costs includes $1.354MM in 2012 for additional reporting or compliance costs that may arise as a result of the finalization of the SEC no action letter or the Sarbanes Oxley risk assessment and corresponding gap analysis.

Declaration of David A.Vanaskey Jr.

Exhibit C (page 1 of 1)

MLC AAT Trust 2011 - 2014 Expected Cost Analysis

Analysis in support of request to liquidate shares

($ in thousands)

	Estimated 2012 Expense	Estimated 2013 Expense	Estimated 2014 Expense

1 Trust Monitor (FTI Consulting)	480.0	480.0	480.0
2 Trust Administrator (Wilmington Trust)	700.0	700.0	700.0
Financial valuation (Ernst & Young/Frazier Deeter)	50.0	0.0	0.0
Legal valuation (Dickstein Shapiro)	150.0	0.0	0.0
Insurance	1,250.0	0.0	0.0
Tax Consultant (Grant Thornton)	400.0	200.0	400.0
Trust Counsel (Gibson Dunn)	100.0	25.0	25.0
Other[1]	400.0	325.0	2,825.0

3 Total trust professional fees and expenses	2,350.0	550.0	3,250.0
4 Litigation expense (Dickstein Shapiro)	1,600.0	2,000.0	2,000.0

Total	5,130.0	3,730.0	6,430.0

5 Total 2011 - 2014 estimated fees and expenses			15,290.0

6 Amount to be funded by Initial Budget			(1,576.0)

8 Total AAT Trust fees and expenses to be funded with proceeds from the sale of New GM securities			13,714.0

[1]	Other costs includes general contingencies of $400k in 2012; $325k in 2013; and $325k plus a $2.5MM reserve against a potential insurance deductible in 2014.